Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  Each of the undersigned hereby certifies, in his capacity as an officer of Sino Gas International Holdings, Inc. (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)  The Quarterly Report of the Company on Form 10-Q for the fiscal  quarter  ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2009

/s/ Yuchuan Liu
Yuchuan Liu
Chief Executive Officer

/s/ Yugang Zhang
Yugang Zhang
Chief Financial Officer